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Exhibit 99.01-Certification  of Chief Executive Officer

 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Gerald Nolan, Chief Executive Officer of OHANA ENTERPRISES, INC (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

   (1) the amended quarterly report on Form 10-QSB/A of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m);

          and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 20, 2003

/s/Gerald Nolan
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   Gerald Nolan
   Chief Executive Officer